    Exhibit 99.1

Century Aluminum Company Reports First Quarter 2025 Results

Chicago, May 7, 2025 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its first quarter 2025 results.

First Quarter 2025 Financial Results

$MM (except shipments and per share data)
	Q1 2025	Q4 2024
Aluminum shipments (tonnes)	168,672	166,677
Net sales	$633.9	$630.9
Net income attributable to Century stockholders	$29.7	$45.2
Diluted earnings per share attributable to Century stockholders	$0.29	$0.44
Adjusted net income attributable to Century stockholders(1)	$36.6	$43.5
Adjusted earnings per share attributable to Century stockholders(1)	$0.36	$0.42
Adjusted EBITDA attributable to Century stockholders(1)	$78.0	$80.9

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Business Highlights

•Shipped 168,672 tonnes, an increase of 1% sequentially
•Reached net sales of $633.9 million, an increase of $3.0 million sequentially
•Realized Midwest premium of $602 increased 38% from prior quarter
•Recorded a positive impact of $16.2 million to Century results from the increase in Section 232 aluminum tariffs to 25%, along with the removal of country exemptions
•Achieved adjusted EBITDA attributable to Century stockholders of $78.0 million
•Approved a new, five-year labor contract for the Grundartangi smelter
•Extended power purchase agreement with largest power provider in Iceland, ON Power, through Q1 2032
•Posted cash and cash equivalents of $44.9 million and strong liquidity of $339.1 million as of March 31, 2025
Net sales for the first quarter ended March 31, 2025 increased by $3.0 million sequentially primarily driven by higher LME aluminum price, higher regional premium, and favorable volume and mix, partially offset by a decrease in third-party alumina sales.
Century reported net income attributable to Century stockholders of $29.7 million for the first quarter of 2025, a $15.5 million decrease sequentially. The decrease in net income attributable to Century stockholders during the first quarter of 2025 was primarily driven by higher input costs, and losses on derivative instruments, partially offset by higher metal and regional premium prices. First quarter results were also impacted by $8.4 million of net exceptional items, in particular, $3.5 million of emergency energy charges at our Mt. Holly smelter, and $3.0 million of unrealized losses on derivative instruments, net of tax. Therefore, Century reported an adjusted net income of $36.6 million for the first quarter of 2025, a $6.9 million decrease sequentially.
Adjusted EBITDA attributable to Century stockholders for the first quarter of 2025 was $78.0 million. This was a decrease of $2.9 million from the prior quarter, primarily driven by higher energy prices and higher raw material costs, partially offset by improved realized LME and regional price premiums.
Century's liquidity position at March 31, 2025 was $339.1 million, comprised of cash and cash equivalents of $44.9 million and $294.2 million in combined borrowing availability.

Second Quarter 2025 Outlook
The company expects second quarter Adjusted EBITDA to range between $80 to $90 million driven by increased Midwest regional premium and lower energy costs partially offset by planned major maintenance and seasonal labor expenses.
About Century Aluminum Company
With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures. We do not provide a reconciliation of forward-looking Adjusted EBITDA because the corresponding forward-looking GAAP financial measures is not currently available and management cannot reliably predict all the necessary components of such forward-looking GAAP measures without unreasonable effort or expense due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such a reconciliation, including adjustments that could be made for restructuring, the variability of our tax rate, the impact of foreign currency fluctuation, and other charges reflected in our historical results. The probable significance of each of these items is high and, based on historical experience, could be material.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Forward-looking statements, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of prices of our key raw materials and supply and availability of those key raw materials, including alumina, coke, pitch and aluminum fluoride; Our assessment of power prices and availability, including any potential curtailments or other disruptions in the supply of power; The impact of the wars in Ukraine and in the Middle East, including any sanctions and export controls targeting Russia and businesses or individuals tied to Russia; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to any restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Our plans with regards to the future of our Hawesville smelter; Our ability to successfully obtain and/or retain competitive power arrangements for our operations, including securing necessary power arrangement for the greenfield project; The impact of Section 232 and 301 and other trade actions, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our expectations regarding the availability of the $500 million DOE funding to our new smelter project, including our ability to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter and our ability to successfully complete our new smelter project; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our ability to recover losses from our insurance; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits and expected outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	March 31,	December 31,
	2025	2024
Net sales
Related parties	$378.7	$340.8
Other customers	255.2	290.1
Total net sales	633.9	630.9
Cost of goods sold	573.3	564.6
Gross profit	60.6	66.3
Selling, general and administrative expenses	12.5	14.8
Other operating expense - net	2.0	2.2
Operating income	46.1	49.3
Interest expenses - nonaffiliates	(10.0)	(10.1)
Interest expense - affiliates	(1.8)	(1.6)
Interest income	1.8	0.4
Net (loss) gain on forward and derivative contracts - nonaffiliates	(5.4)	2.7
Net loss on forward and derivative contracts - affiliates	—	(0.1)
Other income (loss) - net	(3.4)	(0.1)
Income before income taxes	27.3	40.5
Income tax expense	(1.6)	(0.2)
Income before equity in earnings of joint ventures	25.7	40.3
Equity in losses of joint ventures	—	0.1
Net income	25.7	40.4
Net loss attributable to noncontrolling interests	(4.0)	(4.8)
Net income attributable to Century stockholders	29.7	45.2
Less: net income allocated to participating securities	1.5	2.4
Net income allocated to common stockholders	$28.2	$42.8

INCOME ATTRIBUTABLE TO CENTURY STOCKHOLDERS PER COMMON SHARE:
Basic	$0.30	$0.46
Diluted	$0.29	$0.44
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	93.3	93.0
Diluted	99.2	98.7

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	March 31, 2025	December 31, 2024
ASSETS
Cash and cash equivalents	$44.9	$32.9
Restricted cash	2.8	2.8
Accounts receivable - net	108.9	75.8
Non-trade receivables	—	13.2
Due from affiliates	8.4	25.1
Manufacturing credit receivable	81.5	81.5
Inventories	542.2	539.0
Derivative assets	7.6	4.2
Prepaid and other current assets	25.6	28.3
Total current assets	821.9	802.8
Property, plant and equipment - net	972.2	978.3
Manufacturing credit receivable - less current portion	91.1	70.4
Other assets	69.3	87.9
TOTAL	$1,954.5	$1,939.4
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$201.7	$187.3
Non-trade payable	7.4	—
Accrued compensation and benefits	40.6	49.8
Due to affiliates	122.6	109.3
Accrued and other current liabilities	36.6	42.0
Derivative liabilities	10.2	4.4
Current maturities of long-term debt	28.3	70.9
Total current liabilities	447.4	463.7
Long-term debt	444.3	447.3
Long-term debt due to affiliates	10.0	10.0
Accrued benefits costs - less current portion	129.3	130.4
Other liabilities	95.7	92.6
Deferred taxes	72.7	71.2
Asset retirement obligations - less current portion	64.4	61.5
Total noncurrent liabilities	816.4	813.0
SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 49,679 outstanding at March 31, 2025; 160,000 issued and 49,715 outstanding at December 31, 2024)	—	—
Common stock (one cent par value, 195,000,000 authorized; 100,483,458 issued and 93,296,937 outstanding at March 31, 2025; 100,475,086 issued and 93,288,565 outstanding at December 31, 2024)	1.0	1.0
Additional paid-in capital	2,550.8	2,550.2
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(101.6)	(103.3)
Accumulated deficit	(1,637.6)	(1,667.2)
Total shareholders’ equity	726.3	694.4
Noncontrolling interest	(35.6)	(31.7)
Total equity	690.7	662.7
TOTAL	$1,954.5	$1,939.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Three months ended March 31,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$25.7	$244.7
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Unrealized loss (gain) on derivative instruments	3.0	(6.4)
Depreciation, depletion and amortization	20.7	19.9
Change in deferred tax provision	1.2	0.4
Bargain purchase gain	—	(245.9)
Other non-cash items - net	—	(1.5)
Change in operating assets and liabilities:
Accounts receivable - net	(12.5)	(1.4)
Non-trade receivables	15.4	5.2
Manufacturing credit receivable	(20.7)	(12.6)
Due from affiliates	16.7	(2.6)
Inventories	(0.1)	(7.2)
Prepaid and other current assets	4.0	0.2
Accounts payable, trade	20.8	(33.8)
Due to affiliates	12.2	33.6
Accrued and other current liabilities	(13.9)	(8.4)
Other - net	(0.2)	1.0
Net cash provided by (used in) operating activities	72.3	(14.8)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(21.2)	(29.7)
Proceeds from co-tenancy assets at Jamalco JV	5.7	—
Net cash used in investing activities	(15.5)	(29.7)
CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facilities	257.6	155.9
Repayments under revolving credit facilities	(300.1)	(130.5)
Repayments under Iceland term facility	—	(1.2)
Borrowings under Grundartangi casthouse debt facility	—	25.0
Repayments under Grundartangi casthouse debt facility	(2.3)	—
Net cash (used in) provided by financing activities	(44.8)	49.2
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	12.0	4.7
Cash, cash equivalents and restricted cash, beginning of period	35.7	90.3
Cash, cash equivalents and restricted cash, end of period	$47.7	$95.0

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2025
1st Quarter	94,601	$306.6	74,071	$217.3	168,672	$523.9

2024
4th Quarter	89,613	$267.4	77,064	$215.2	166,677	$482.6
1st Quarter	97,602	$258.1	77,025	$189.5	174,627	$447.6
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	March 31, 2025		December 31, 2024
	$MM	EPS	$MM	EPS
Net income attributable to Century stockholders	$29.7	$0.32	$45.2	$0.49
Less: net income allocated to participating securities	1.5	0.02	2.4	0.03
Net income allocated to common stockholders	28.2	0.30	42.8	0.46
Lower of cost or NRV inventory adjustment, net of tax	—	—	2.0	0.02
Unrealized loss (gain) on derivative contracts, net of tax	3.0	0.03	(5.8)	(0.06)
Share-based compensation	1.9	0.02	5.3	0.06
Mt. Holly emergency energy charges	3.5	0.04	—	—
Impact of preferred and convertible shares	—	(0.03)	(0.8)	(0.06)
Adjusted net income attributable to Century stockholders	$36.6	$0.36	$43.5	$0.42

	Three months ended
	March 31, 2025	December 31, 2024
Net income attributable to Century stockholders	$29.7	$45.2
Add: Net loss attributable to noncontrolling interests	(4.0)	(4.8)
Net income	25.7	40.4
Interest expenses - nonaffiliates	10.0	10.1
Interest expense - affiliates	1.8	1.6
Interest income	(1.8)	(0.4)
Net (loss) gain on forward and derivative contracts - nonaffiliates	5.4	(2.7)
Net gain on forward and derivative contracts - affiliates	—	0.1
Other income (loss) - net	3.4	0.1
Income tax expense	1.6	0.2
Equity in losses of joint ventures	—	(0.1)
Operating income	46.1	49.3
Lower of cost or NRV inventory adjustment	—	2.4
Share-based compensation	1.9	5.3
Mt. Holly emergency energy charges	3.5	—
Depreciation, depletion and amortization	22.5	19.1
Adjusted EBITDA	74.0	76.1
Less: Adjusted EBITDA attributable to noncontrolling interests	(4.0)	(4.8)
Adjusted EBITDA attributable to Century stockholders	$78.0	$80.9

INVESTOR CONTACT
Ryan Crawford
312-696-3132

MEDIA CONTACT
Tawn Earnest
614-698-6351
Source: Century Aluminum Company